EXHIBIT 10.1

LASALLE BUSINESS CREDIT, INC.
                                                           MEMBER ABN AMRO GROUP



135 South LaSalle Street
Suite 425                                    December 27, 2002
Chicago, Illinois 60603
(312) 904-8490

The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073

         RE:  SIXTH AMENDMENT

Gentlemen:

     THE SINGING MACHINE COMPANY, INC., a Delaware corporation ("BORROWER") and LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("LENDER") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "SECURITY AGREEMENT"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "AMENDMENT" and collectively the "AMENDMENTS") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "AGREEMENT"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

          (a) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

               (i) LOANS: Subject to the terms and conditions of the Agreement and the Other Agreements, Lender shall, absent the occurrence of an Event of Default, advance an amount up to the sum of the following sublimits (the "LOAN LIMIT"):

                    (a) Up to seventy percent (70%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts,

                                  EXHIBIT 10.1

LASALLE BUSINESS CREDIT, INC.
                                                           MEMBER ABN AMRO GROUP

The Singing Machine Company, Inc.
December 27, 2002
Page 2

                         credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts; plus

                    (b) Subject to subparagraph (3)(a) of this Exhibit A, the lesser of: up to forty percent (40%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible Inventory or (I) Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) during the period of May 1st through July 31st of each calendar year; (II) Five Million and No/100 Dollars ($5,000,000.00) during the period of August 1st through November 30th of each calendar year; provided, that commencing on December 1st of each calendar year, said sublimit shall reduce by One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) per week and shall continue to reduce on the same day of each week until December 15th of each calendar year, on which date said advance rate shall reduce to zero percent (0%) during the period of December 15th of each calendar year through April 30th of each following calendar year;

                         provided, however the following advance rates and amounts shall apply during the following periods: subject to subparagraph (3)(a) of this Exhibit A, the lesser of: A) up to twenty percent (20%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible Inventory or Two Million Five Hundred Thousand and No/100 Dollars ($2,500,00000) during the period of December 16, 2002 through January 15, 2003; and B) up to ten percent (10%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible Inventory or Two Million and No/100 Dollars ($2,000,000.00) during the period of January 16, 2003 through February 10, 2003; and

                                  EXHIBIT 10.1

LASALLE BUSINESS CREDIT, INC.
                                                           MEMBER ABN AMRO GROUP



The Singing Machine Company, Inc.
December 27, 2002
Page 3

                         commencing on February 11, 2003 through April 30, 2003, said sublimit shall reduce to Zero and No/100 Dollars ($0.00), and during which time said advance rate shall reduce to zero percent (0%); plus

                    (c) Subject to subparagraph (3)(a) of this Exhibit A, the lesser of: up to forty percent (40%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, against the face amount of commercial Letters of Credit issued or guaranteed by Lender for the purpose of purchasing Eligible Inventory; provided, that such commercial Letters of Credit are in form and substance satisfactory to Lender or Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00); provided, that said advance rate shall reduce to zero percent (0%) during the period of December 1st of each calendar year through April 30th of each following calendar year; minus

                    (d) Such reserves, as Lender elects, in its sole discretion exercised in good faith, to establish from time to time, including without limitation, (I) a seasonal dilution reserve in the amount of One Million and No/100 Dollars ($1,000,000.00) against Borrower's "Eligible Accounts" during the periods of October 1, 2002 until March 15, 2003 and October 1st of each subsequent calendar year until the "Clean Up Period" (as defined below), and (II) to the extent that the ratio of Free on Board sales to domestic sales increases, Lender in its sole discretion may create a reserve to account for the additional dilution;

                         provided, that the Loan Limit shall in no event exceed (I) Twenty-Five Million and No/100 Dollars ($25,000,000.00) during the period of August 1st through December 15th of each calendar year; (II) Twenty Million and No/100 Dollars ($20,000,000.00) during the period of December 16th through December 31st of each calendar year; and (III) Ten Million and No/100 Dollars ($10,000,000.00) during the period of January 1st through July 31st of each calendar year; and (IV) zero ($0) during any consecutive ninety (90) day

                                  EXHIBIT 10.1

LASALLE BUSINESS CREDIT, INC.
                                                           MEMBER ABN AMRO GROUP



The Singing Machine Company, Inc.
December 27, 2002
Page 4

                         period between December 15th of each year through April 30th of each following year (the "Clean Up Period") as determined by Borrower (the "Maximum Loan Limit"), except as such amount may be increased or, following the occurrence of an Event of Default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time;

                         provided further, however, that the following Maximum Loan Limits shall apply during the following time periods: the Loan Limit shall in no event exceed (I) Fifteen Million and No/100 Dollars ($15,000,000.00) during the period of December 16, 2002 through December 31, 2002; (III) Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00) during the period of January 1, 2003 through January 14, 2003; (IV) Ten Million and No/100 Dollars ($10,000,000.00) during the period of January 15, 2003 through July 31, 2003; and (V) zero ($0) during the consecutive forty-five (45) day period between March 15, 2003 through April 30, 2003, except as such amount may be increased or, following the occurrence of an Event of Default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time.

          (a) Paragraph (5)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                    (c) ONE-TIME AMENDMENT FEES: Borrower shall pay to Bank a one-time amendment fee of Twenty-five Thousand and No/100 Dollars ($25,000.00), which fee shall be deemed fully earned on the date of this Amendment and payable on January 31, 2003.

     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                  EXHIBIT 10.1

LASALLE BUSINESS CREDIT, INC.
                                                           MEMBER ABN AMRO GROUP


The Singing Machine Company, Inc.
December 27, 2002
Page 5

                                               LASALLE BUSINESS CREDIT, INC.

                                               By /s/ Casey Orlowski
                                                  ---------------------------

                                               Title Vice President
                                                  ---------------------------

ACKNOWLEDGED AND AGREED TO
this 27th day of December, 2002.


THE SINGING MACHINE COMPANY, INC.

By /s/ John F. Klecha
   -------------------------------
         JOHN F. KLECHA
Title    PRESIDENT/SECRETARY